HENNESSY FUNDS, INC.

Hennessy Total Return Fund

Hennessy Balanced Fund

Supplement to the Statement of Additional Information dated October 28, 2003

The Dow Jones Industrial Average

        Effective April 8, 2004, the Dow Jones Industrial Average (“DJIA”) consists of the following 30 common stocks:

AlliedSignal Inc.	Intel Corp.
Altria Group, Inc.	International Business Machines Corp.(IBM)
Aluminum Co. of America (ALCOA)	Johnson & Johnson
American Express Co.	McDonald's Corp.
American International Group Inc.	Merck & Co., Inc.
The Boeing Co.	Microsoft Corp.
Caterpillar Inc.	Minnesota Mining & Manufacturing Co.(3M)
Citigroup Inc.	J.P. Morgan & Co., Inc.
The Coca-Cola Company	Procter & Gamble Co.
E.I du Pont De Nemours & Co., Inc.	Pfizer Inc.
Exxon Mobil Corporation	SBC Communications Inc.
General Electric Co.	United Technologies Corp.
General Motors Corporation	Verizon Communications Inc.
Hewlett-Packard Co.	The Walt Disney Company
The Home Depot, Inc.	Wal-Mart Stores, Inc.

        This information supplements information on page 3 of the October 28, 2003 Statement of Additional Information.

The date of this Supplement is April 8, 2004.